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                                                                 EXHIBIT 4.1

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
                   INCORPORATED UNDER THE LAWS                                                             COMMON STOCK
                    OF THE STATE OF DELAWARE                                                              PAR VALUE $.01

   NUMBER                                                                                                    SHARES
C


                   THIS CERTIFICATE IS TRANSFERABLE                                                       CUSIP 63227W 10 4
                IN NEW YORK, NY AND RIDGEFIELD PARK, NJ                                         SEE REVERSE FOR CERTAIN DEFINITIONS

                                                         NATCO GROUP INC.

                   THIS CERTIFIES THAT:

NATCOGROUP

                   IS THE OWNER OF



                                FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                   NATCO GROUP INC. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
                   This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions
[SEAL]             of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent to all of which the holder by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                             Witness the seal of the Corporation and the signatures of its duly authorized officers.

                                                                               DATED

                                                                               COUNTERSIGNED AND REGISTERED:
                                                                                 CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                                     TRANSFER AGENT
                                                                               BY                                     AND REGISTRAR

                                                                                                               AUTHORIZED SIGNATURE


                   /s/ WILLIAM B. WIENER III                                   /s/ NATHANIEL A. GREGORY
                   SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER           CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

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     This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in a Rights Agreement between NATCO Group Inc. and a Rights Agent dated as of May 15, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NATCO Group Inc. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. NATCO Group Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person (as defined in the Rights Agreement) shall, under certain circumstances, become null and void.

                                NATCO GROUP INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR EITHER TRANSFER AGENT.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ______________Custodian_____________
        TEN ENT -- as tenants by the entireties                                 (Cust)                 (Minor)
        JT TEN  -- as joint tenants with right
                   of survivorship and not as tenants                        under Uniform Gifts to Minors
                   in common
                                                                             Act __________________
                                                                                       (State)

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     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[____________________________________]__________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

                    NOTICE:          X _________________________________________
              THE SIGNATURE(S) TO                     (SIGNATURE)
              THIS ASSIGNMENT MUST --]
              CORRESPOND WITH THE
              NAME(S) AS WRITTEN     X _________________________________________
              UPON THE FACE OF THE                    (SIGNATURE)
              CERTIFICATE IN EVERY
              PARTICULAR, WITHOUT    -------------------------------------------
              ALTERATION OR          THE SIGNATURE(S) SHOULD BE GUARANTEED BY
              ENLARGEMENT OR ANY     AN ELIGIBLE GUARANTOR INSTITUTION
              CHANGE WHATSOEVER.     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     SIGNATURE(S) GUARANTEED BY:

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